Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
April 30, 2026
T08-NPRT3-0626
1.9584816.112

Schedule of Investments April 30, 2026 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 50.2%
Commodity Chemicals – 4.2%
Cabot Corp.	20,513	$1,578,681
Dow, Inc.	276,064	11,177,831
Hawkins, Inc.	7,692	1,288,025
Koppers Holdings, Inc.	7,679	313,534
LyondellBasell Industries NV Class A	100,011	7,460,821
Olin Corp.	44,322	1,262,291
PureCycle Technologies, Inc. (a)	52,567	393,201
Tronox Holdings PLC	46,154	461,078
Westlake Corp.	14,943	1,722,629
		25,658,091
Diversified Chemicals – 0.4%
Chemours Co.	58,214	1,568,867
Huntsman Corp.	64,151	921,850
		2,490,717
Fertilizers & Agricultural Chemicals – 5.5%
CF Industries Holdings, Inc.	60,582	7,524,284
Corteva, Inc.	262,465	21,262,290
FMC Corp.	48,556	746,791
Mosaic Co.	123,279	2,868,702
Scotts Miracle-Gro Co.	17,988	1,127,848
		33,529,915
Industrial Gases – 19.3%
Air Products & Chemicals, Inc.	86,459	25,942,023
Linde PLC	181,366	90,889,757
		116,831,780
Specialty Chemicals – 20.8%
Albemarle Corp.	45,713	8,991,747
Ashland, Inc.	17,776	946,750
ASP Isotopes, Inc. (a)	41,270	217,080
Avient Corp.	35,560	1,318,565
Axalta Coating Systems Ltd. (a)	82,862	2,356,595
Balchem Corp.	12,589	2,034,634
Celanese Corp.	42,526	2,881,562
DuPont de Nemours, Inc.	162,737	7,430,571
Eastman Chemical Co.	44,303	3,238,106
Ecolab, Inc.	99,005	25,800,703
Ecovyst, Inc. (a)	44,041	624,501
Element Solutions, Inc.	89,299	3,803,244
HB Fuller Co.	21,009	1,271,465
Ingevity Corp. (a)	13,987	1,065,670
Innospec, Inc.	9,652	736,062
International Flavors & Fragrances, Inc.	99,475	6,983,145
Minerals Technologies, Inc.	12,112	871,337
NewMarket Corp.	3,103	2,096,449
Perimeter Solutions, Inc. (a)	54,669	1,656,471
PPG Industries, Inc.	87,155	9,456,317
Quaker Chemical Corp.	5,370	729,729
RPM International, Inc.	49,748	5,068,824
Sensient Technologies Corp.	14,029	1,594,256

		Shares	Value

Sherwin-Williams Co.		91,465	$29,416,059
Solstice Advanced Materials, Inc.		61,648	5,052,054
Stepan Co.		8,365	418,501
			126,060,397
TOTAL CHEMICALS	304,570,900
CONSTRUCTION MATERIALS – 12.6%
Construction Materials – 12.6%
Amrize Ltd. (a)		193,343	10,397,987
CRH PLC		260,336	30,828,989
Eagle Materials, Inc.		12,453	2,616,500
Knife River Corp. (a)		22,010	2,037,026
Martin Marietta Materials, Inc.		23,426	14,502,334
U.S. Lime & Minerals, Inc.		4,447	478,808
Vulcan Materials Co.		51,326	15,487,107
TOTAL CONSTRUCTION MATERIALS	76,348,751
CONTAINERS & PACKAGING – 8.7%
Metal, Glass & Plastic Containers – 2.8%
AptarGroup, Inc.		25,488	3,152,356
Ball Corp.		98,887	6,040,018
Crown Holdings, Inc.		44,807	4,404,976
Greif, Inc. Class A		9,577	624,803
Greif, Inc. Class B		1,624	130,310
O-I Glass, Inc. (a)		59,938	546,035
Silgan Holdings, Inc.		34,830	1,412,356
TriMas Corp.		12,584	465,860
			16,776,714
Paper & Plastic Packaging Products & Materials – 5.9%
Amcor PLC		179,475	6,827,229
Avery Dennison Corp.		30,020	4,921,179
Graphic Packaging Holding Co.		114,694	1,093,034
International Paper Co.		194,838	5,926,972
Packaging Corp. of America		34,944	7,458,797
Smurfit Westrock PLC		202,818	7,786,183
Sonoco Products Co.		38,313	1,914,117
			35,927,511
TOTAL CONTAINERS & PACKAGING	52,704,225
METALS & MINING – 27.9%
Aluminum – 1.7%
Alcoa Corp.		100,583	6,416,190
Century Aluminum Co. (a)		21,757	1,293,236
Constellium SE (a)		48,269	1,509,854
Kaiser Aluminum Corp.		6,295	1,072,857
			10,292,137
Copper – 5.3%
Freeport-McMoRan, Inc.		557,727	32,225,466
Diversified Metals & Mining – 1.4%
American Battery Technology Co. (a)		50,598	171,021
Compass Minerals International, Inc. (a)		13,881	370,762

Quarterly Report	2

Common Stocks – continued
	Shares	Value
METALS & MINING – continued
Diversified Metals & Mining – continued
Ivanhoe Electric, Inc. (a)	36,136	$463,625
Materion Corp.	8,047	1,479,119
MP Materials Corp. (a)	55,032	3,634,313
NioCorp Developments Ltd. (a)	56,570	337,723
TMC the metals Co., Inc. (a)	79,383	415,967
Trilogy Metals, Inc. (a)	41,343	182,736
U.S. Antimony Corp. (a)	45,716	549,049
USA Rare Earth, Inc. (a)	29,510	766,375
		8,370,690
Gold – 10.6%
Coeur Mining, Inc. (a)	401,930	7,222,682
Hycroft Mining Holding Corp. Class A (a)	18,599	678,120
McEwen, Inc. (a)	19,263	417,622
Newmont Corp.	423,859	47,086,496
Perpetua Resources Corp. (a)	33,503	925,018
Royal Gold, Inc.	32,785	7,651,363
		63,981,301
Silver – 0.8%
Hecla Mining Co.	260,274	4,690,137
Steel – 8.1%
Alpha Metallurgical Resources, Inc. (a)	4,260	794,277
Cleveland-Cliffs, Inc. (a)	221,278	2,257,035
Commercial Metals Co.	43,075	2,970,452
Metallus, Inc. (a)	14,612	281,135
Nucor Corp.	88,894	20,026,929
Ramaco Resources, Inc. Class A (a)	15,019	223,032
Reliance, Inc.	20,314	7,363,825
Ryerson Holding Corp.	17,956	497,561
Steel Dynamics, Inc.	53,883	12,320,887
SunCoke Energy, Inc.	32,802	223,710

		Shares	Value

Warrior Met Coal, Inc.		20,417	$1,834,467
Worthington Steel, Inc.		12,858	494,133
			49,287,443
TOTAL METALS & MINING	168,847,174
PAPER & FOREST PRODUCTS – 0.4%
Forest Products – 0.3%
Louisiana-Pacific Corp.		24,341	1,757,177
Paper Products – 0.1%
Sylvamo Corp.		13,050	557,626
TOTAL PAPER & FOREST PRODUCTS	2,314,803
TOTAL COMMON STOCKS (Cost $524,129,727)			604,785,853
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.54% (b) (Cost $939,000)		939,000	939,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $525,068,727)	605,724,853
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	463,097
NET ASSETS – 100.0%	$606,187,950

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $87,019 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Materials Select Sector Index Contracts (United States)	10	June 2026	1,097,200	$ (7,240)	$ (7,240)
CME E-mini Russell 2000 Index Contracts (United States)	1	June 2026	140,390	4,076	4,076
Total Equity Index Contracts					$(3,164)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
5	Quarterly Report

Quarterly Report	6